UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06740

Legg Mason Partners Institutional Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: January 31, 2011

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INSTITUTIONAL TRUST

LEGG MASON WESTERN ASSET SMASh SERIES C FUND

FORM NQ

JANUARY 31, 2011

LEGG MASON WESTERN ASSET SMASh SERIES C FUND

Schedule of Investments (unaudited)	January 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 81.3%
CONSUMER DISCRETIONARY - 5.8%
Media - 4.8%
Comcast Corp., Bonds	6.400%	5/15/38	$400,000	$415,262
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	190,000	242,500
Time Warner Cable Inc., Debentures	7.300%	7/1/38	340,000	388,487
Time Warner Cable Inc., Senior Notes	5.850%	5/1/17	640,000	713,787
WPP Finance UK, Senior Notes	8.000%	9/15/14	500,000	582,441

Total Media				2,342,477

Multiline Retail - 1.0%
Macy’s Retail Holdings Inc., Senior Notes	5.350%	3/15/12	450,000	468,562

TOTAL CONSUMER DISCRETIONARY				2,811,039

CONSUMER STAPLES - 9.0%
Beverages - 4.2%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	1,270,000	1,371,978
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	530,000	557,287
PepsiCo Inc., Senior Notes	7.900%	11/1/18	86,000	109,700

Total Beverages				2,038,965

Food & Staples Retailing - 1.6%
CVS Corp., Pass-Through Trust, Secured Bonds	5.789%	1/10/26	24,005	24,205	(a)(b)
CVS Corp., Pass-Through Trust, Secured Notes	6.943%	1/10/30	159,112	173,384
Wal-Mart Stores Inc., Notes	5.800%	2/15/18	510,000	586,217

Total Food & Staples Retailing				783,806

Food Products - 1.8%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	800,000	854,782

Tobacco - 1.4%
Reynolds American Inc., Senior Notes	6.750%	6/15/17	600,000	676,591

TOTAL CONSUMER STAPLES				4,354,144

ENERGY - 17.9%
Energy Equipment & Services - 2.9%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	650,000	813,849
Baker Hughes Inc., Senior Notes	5.125%	9/15/40	90,000	85,781
Transocean Inc., Senior Notes	5.250%	3/15/13	500,000	532,161

Total Energy Equipment & Services				1,431,791

Oil, Gas & Consumable Fuels - 15.0%
Apache Corp., Senior Notes	5.100%	9/1/40	160,000	147,306
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	280,000	284,009
ConocoPhillips, Notes	6.500%	2/1/39	500,000	580,136
Enterprise Products Operating LLC, Senior Notes	5.250%	1/31/20	620,000	648,705
Gazprom, Loan Participation Notes, Senior Notes	6.510%	3/7/22	250,000	256,250	(a)
Hess Corp., Notes	8.125%	2/15/19	170,000	216,094
Hess Corp., Notes	7.875%	10/1/29	510,000	638,064
Kerr-McGee Corp., Notes	6.950%	7/1/24	630,000	687,909
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	1,307,000	1,314,969
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	1,640,000	1,657,622
Shell International Finance BV, Senior Notes	4.375%	3/25/20	380,000	396,282
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	195,000	216,694	(a)
Williams Cos. Inc., Notes	7.875%	9/1/21	186,000	221,805

Total Oil, Gas & Consumable Fuels				7,265,845

TOTAL ENERGY				8,697,636

FINANCIALS - 31.1%
Capital Markets - 4.0%
Goldman Sachs Group Inc., Senior Notes	6.600%	1/15/12	80,000	84,491
Goldman Sachs Group Inc., Senior Notes	5.300%	2/14/12	30,000	31,412
Goldman Sachs Group Inc., Senior Notes	3.625%	8/1/12	10,000	10,360
Goldman Sachs Group Inc., Senior Notes	5.450%	11/1/12	20,000	21,405
Goldman Sachs Group Inc., Senior Notes	4.750%	7/15/13	10,000	10,675
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	150,000	162,593
Goldman Sachs Group Inc., Senior Notes	6.000%	5/1/14	750,000	834,553
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	1,210,000	335,775	(a)(c)(d)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SMASh SERIES C FUND

Schedule of Investments (unaudited) (cont’d)	January 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes	5.857%	5/31/12	$320,000	$96	(c)(e)(f)
Lehman Brothers Holdings Inc., Medium-Term Notes	6.750%	12/28/17	180,000	99	(c)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	465,000	256	(c)
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	400,000	435,235

Total Capital Markets				1,926,950

Commercial Banks - 9.3%
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	600,000	633,000	(a)(e)(f)
HBOS Capital Funding LP, Tier 1 Notes, Perpetual Bonds	6.071%	6/30/14	40,000	35,000	(a)(e)(f)
Lloyds TSB Bank PLC, Subordinated Notes	6.500%	9/14/20	100,000	93,517	(a)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	420,000	544,448	(a)(e)(f)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	200,000	205,052	(a)(e)(f)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	950,000	952,711
SunTrust Bank, Subordinated Notes	7.250%	3/15/18	500,000	563,290
Wachovia Capital Trust III, Junior Subordinated Bonds	5.800%	3/21/11	240,000	210,300	(e)(f)
Wachovia Corp., Senior Notes	5.750%	6/15/17	235,000	262,950
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	490,000	475,190
Wells Fargo Capital XV, Junior Subordinated Notes	9.750%	9/26/13	500,000	551,900	(e)(f)

Total Commercial Banks				4,527,358

Consumer Finance - 3.5%
American Express Co., Notes	7.000%	3/19/18	800,000	930,086
American Express Co., Subordinated Debentures	6.800%	9/1/66	440,000	443,850	(f)
Caterpillar Financial Services Corp., Senior Notes	6.200%	9/30/13	160,000	180,419
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	30,000	31,326
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	140,000	114,079

Total Consumer Finance				1,699,760

Diversified Financial Services - 9.8%
Bank of America Corp., Senior Notes	7.625%	6/1/19	400,000	461,976
Citigroup Inc., Senior Notes	6.000%	8/15/17	200,000	219,218
Citigroup Inc., Senior Notes	8.500%	5/22/19	80,000	98,077
Citigroup Inc., Senior Notes	6.875%	3/5/38	800,000	858,803
Citigroup Inc., Subordinated Notes	5.000%	9/15/14	420,000	440,477
General Electric Capital Corp., Senior Notes	5.900%	5/13/14	500,000	555,230
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	500,000	542,826
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	500,000	506,875	(f)
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	500,000	482,529
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	550,000	607,916

Total Diversified Financial Services				4,773,927

Insurance - 3.4%
Berkshire Hathaway Inc., Senior Notes	3.200%	2/11/15	790,000	817,785
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	650,000	616,720
Teachers Insurance & Annuity Association of America-College Retirement Equity Fund, Notes	6.850%	12/16/39	190,000	217,336	(a)

Total Insurance				1,651,841

Thrifts & Mortgage Finance - 1.1%
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	505,000	532,308

TOTAL FINANCIALS				15,112,144

HEALTH CARE - 3.5%
Health Care Providers & Services - 1.2%
WellPoint Inc., Notes	5.875%	6/15/17	490,000	548,876

Pharmaceuticals - 2.3%
GlaxoSmithKline Capital Inc., Senior Bonds	5.650%	5/15/18	600,000	682,719
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	60,000	69,445	(a)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SMASh SERIES C FUND

Schedule of Investments (unaudited) (cont’d)	January 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Pharmaceuticals - continued
Wyeth, Notes	5.950%	4/1/37	$345,000	$372,662

Total Pharmaceuticals				1,124,826

TOTAL HEALTH CARE				1,673,702

MATERIALS - 4.5%
Chemicals - 1.1%
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	60,000	62,516
PPG Industries Inc., Senior Notes	6.650%	3/15/18	400,000	467,013

Total Chemicals				529,529

Metals & Mining - 3.4%
Alcoa Inc., Notes	6.000%	7/15/13	30,000	32,996
Rio Tinto Finance USA Ltd., Notes	6.500%	7/15/18	550,000	639,548
Vale Overseas Ltd., Notes	6.875%	11/21/36	913,000	965,409

Total Metals & Mining				1,637,953

TOTAL MATERIALS				2,167,482

TELECOMMUNICATION SERVICES - 6.0%
Diversified Telecommunication Services - 3.8%
AT&T Inc.	6.300%	1/15/38	500,000	517,173
Telecom Italia Capital, Senior Notes	5.250%	10/1/15	390,000	399,187
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	150,000	149,215
Verizon Communications Inc., Senior Notes	5.500%	2/15/18	60,000	66,068
Verizon Communications Inc., Senior Notes	6.100%	4/15/18	30,000	34,116
Verizon Communications Inc., Senior Notes	8.950%	3/1/39	500,000	696,412

Total Diversified Telecommunication Services				1,862,171

Wireless Telecommunication Services - 2.2%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	200,000	221,627
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	350,000	364,746
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	435,000	464,363

Total Wireless Telecommunication Services				1,050,736

TOTAL TELECOMMUNICATION SERVICES				2,912,907

UTILITIES - 3.5%
Electric Utilities - 2.7%
Exelon Corp., Bonds	5.625%	6/15/35	240,000	222,749
FirstEnergy Corp., Notes	7.375%	11/15/31	430,000	457,237
Pacific Gas & Electric Co., Senior Notes	5.625%	11/30/17	580,000	657,230

Total Electric Utilities				1,337,216

Multi-Utilities - 0.8%
Dominion Resources Inc., Senior Notes	5.700%	9/17/12	350,000	376,430

TOTAL UTILITIES				1,713,646

TOTAL CORPORATE BONDS & NOTES (Cost - $38,277,398)				39,442,700

MUNICIPAL BONDS - 0.2%
California - 0.0%
San Mateo County, CA, Community College District, GO	5.000%	9/1/38	20,000	19,107

New York - 0.1%
Liberty, NY, Development Corporation Revenue, Goldman Sachs Headquarters	5.250%	10/1/35	40,000	38,761
Triborough Bridge & Tunnel Authority, NY, Revenue	5.000%	11/15/37	10,000	9,642

Total New York				48,403

Washington - 0.1%
Washington State, GO	5.000%	2/1/33	30,000	29,920

TOTAL MUNICIPAL BONDS (Cost - $94,066)				97,430

SOVEREIGN BONDS - 1.8%
Russia - 1.8%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	200,000	206,500	(a)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	585,330	672,251	(a)

TOTAL SOVEREIGN BONDS (Cost - $857,199)				878,751

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SMASh SERIES C FUND

Schedule of Investments (unaudited) (cont’d)	January 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 7.8%
U.S. Government Agencies - 3.7%
Federal National Mortgage Association (FNMA), Notes	1.625%	10/26/15	$1,870,000	$1,821,874
U.S. Government Obligations - 4.1%
U.S. Treasury Bonds	4.375%	5/15/40	1,040,000	1,007,829
U.S. Treasury Bonds	4.250%	11/15/40	360,000	341,325
U.S. Treasury Notes	2.625%	8/15/20	90,000	84,874
U.S. Treasury Notes	2.625%	11/15/20	580,000	543,840

Total U.S. Government Obligations				1,977,868

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $3,967,608)				3,799,742

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $43,196,271)				44,218,623

SHORT-TERM INVESTMENTS - 7.7%
U.S. Government Agencies - 0.7%
Federal National Mortgage Association (FNMA), Discount Notes (Cost - $329,787)	0.240%	5/9/11	330,000	329,876	(g)(h)
Repurchase Agreements - 7.0%
Barclays Capital Inc. repurchase agreement dated 1/31/11; Proceeds at maturity - $3,400,017; (Fully collateralized by U.S. government obligations, 3.500% due 2/15/39; Market value - $3,468,000) (Cost - $3,400,000)	0.180%	2/1/11	3,400,000	3,400,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $3,729,787)				3,729,876

TOTAL INVESTMENTS - 98.8% (Cost - $46,926,058#)				47,948,499
Other Assets in Excess of Liabilities - 1.2%				585,703

TOTAL NET ASSETS - 100.0%				$48,534,202

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Trustees (See Note 1).

(c)	Securities are in default as of January 31, 2011.

(d)	Illiquid security (unaudited).

(e)	Security has no maturity date. The date shown represents the next call date.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(h)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:

GO — General Obligation

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Western Asset SMASh Series C Fund (the “Fund”) is a separate non-diversified series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where an affiliate of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has an agreement to serve as investment adviser or subadviser (each affiliate, a “Managed Account Adviser”) to the account with the managed account program or sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker/dealer) or directly with the client. Shareholders of the Fund pay fees to their separately managed account sponsor, some of which are paid to affiliates of LMPFA in lieu of a management fee being charged by LMPFA to the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

Notes to Schedule of Investments (unaudited) (continued)

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$39,418,495	$24,205	$39,442,700
Municipal bonds	—	97,430	—	97,430
Sovereign bonds	—	878,751	—	878,751
U.S. government & agency obligations	—	3,799,742	—	3,799,742

Total long-term investments	—	$44,194,418	$24,205	$44,218,623

Short-term investments†	—	3,729,876	—	3,729,876

Total investments	—	$47,924,294	$24,205	$47,948,499

Other financial instruments:
Futures contracts	$81,821	—	—	$81,821

Total	$81,821	$47,924,294	$24,205	$48,030,320

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$16,946	—	—	$16,946
Credit default swaps on credit indices - sell protection‡	—	$9,197	—	9,197

Total	$16,946	$9,197	—	$26,143

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES
Balance as of October 31, 2010	—
Accrued premiums/discounts	—
Realized gain(loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers in to Level 3	$24,205
Transfers out of Level 3	—

Balance as of January 31, 2011	$24,205

Net change in unrealized appreciation (depreciation) for investments in securities still held at January 31, 2011	—

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Notes to Schedule of Investments (unaudited) (continued)

(c) Futures contracts. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of January 31, 2011, the total notional value of all credit default swaps to sell protection is $ 4,840,000. This amount would be offset by the value of the swap’s reference entity, upfront premium received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

See Note 3 for average notional amounts of swaps held during the period ended January 31, 2011.

Credit Default Swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional

Notes to Schedule of Investments (unaudited) (continued)

amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(f) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader rmarket risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of January 31, 2011, the Fund held credit default swap positions with credit related contingent features which had a liability position of $9,197. If a contingent feature in the Master Agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(i)	Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At January 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$3,022,713
Gross unrealized depreciation	(2,000,272)

Net unrealized appreciation	$1,022,441

At January 31, 2011, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Sell:
U.S. Treasury 5-Year Notes	84	3/11	$10,028,602	$9,946,781	$81,821
U.S. Treasury 10-Year Notes	17	3/11	2,036,601	2,053,547	(16,946)

Net unrealized gain on open futures contracts					$64,875

At January 31, 2011, the Fund had the following open swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION [1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT [2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡		MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Barclay’s Capital Inc. (CDX North America Crossover Index)	$4,840,000	12/20/12	0.600 quarterly	%	$(9,197)	$(57,263)	$48,066

Notes to Schedule of Investments (unaudited) (continued)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at January 31, 2011.

	Futures Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Contracts	$81,821	$(16,946)	—	$64,875
Credit Contracts	—	—	$(9,197)	(9,197)

Total	$81,821	$(16,946)	$(9,197)	$55,678

During the period ended January 31, 2011, the volume of derivative activity for the Fund was as follows:

Average market value
Futures contracts (to buy)†	$533,938
Futures contracts (to sell)	30,894,930

Average notional balance
Credit default swap contracts (to sell protection)	$4,840,000

†	At January 31, 2011, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Institutional Trust

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	March 30, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	March 30, 2011

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer

Date:	March 30, 2011